Exhibit 99.1

OptimizeRx to Participate at Investor Conferences in June

ROCHESTER, Mich., (May 31, 2019) — OptimizeRx Corp. (NASDAQ: OPRX), a leading provider of digital health messaging for the pharmaceutical industry, has been invited to participate in two investor conferences being held in June.

Event: William Blair & Company 39th Annual Growth Stock Conference

Date: June 5-6, 2019

Location: Loews Chicago Hotel

Format: 1x1 meetings and presentation

Presentation time: 1:20 p.m. Central time

Webcast: click here

Please contact your William Blair institutional sales representative for registration information.

Event: Stifel 2019 Cross Sector Insight Conference

Date: June 10-12, 2019

Location: InterContinental Hotel

Format: 1x1 meetings and presentation

Presentation time: 4:10 p.m. Eastern time

Please contact your Stifel institutional sales representative email for registration information.

OptimizeRx CEO William Febbo is scheduled to present and participate in one-on-one meetings with institutional investors and analysts at both conferences. He will discuss OptimizeRx’s recently announced first quarter of 2019 results, including how the company has achieved eight quarters in a row of revenue growth, along with record gross margin and continued profitability. He will also share insight on the company’s latest platform integration with the health care industry’s leading acute EHR systems that includes Epic and Cerner.

To schedule a one-on-one meeting with OptimizeRx, you may submit your request via the links provided upon your registration for the conferences. For any questions about OptimizeRx, please contact Ron Both of CMA at (949) 432-7557 or submit your request here.

About William Blair

William Blair is a premier global boutique with expertise in investment banking, investment management, and private wealth management. The company provides advisory services, strategies, and solutions to meet its clients’ evolving needs. As an independent and employee-owned firm, together with its strategic partners, William Blair operates in more than 20 offices worldwide. For more information, visit www.williamblair.com.

About Stifel

Stifel is a full-service investment firm with a distinguished history of providing securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, institutions, corporations, and municipalities. Established in 1890 and headquartered in St. Louis, Missouri, Stifel is one of the nation’s leading firms.

For more information about Stifel, visit www.stifel.com.

About OptimizeRx

OptimizeRx® (NASDAQ: OPRX), a digital health company, connects pharmaceutical companies to patients and providers, offering greater affordability, adherence and brand awareness at the point-of-care. As the nation’s largest point-of-prescribe promotional platform for the pharmaceutical industry, OptimizeRx provides a direct channel for pharma companies to communicate with healthcare providers right within their workflow and also directly to patients.

The cloud-based solution supports patient adherence to medications and better healthcare outcomes with real-time access to financial assistance, prior authorization, education and critical clinical information. OptimizeRx provides more than half of the ambulatory patient market with access to these benefits through leading EHR platforms like Allscripts, Amazing Charts and Quest, and directly via its mobile communications platform.

For more information, follow the company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward Looking Statements

This press release contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and such as in section 21E of the Securities Act of 1934, as amended. These forward-looking statements should not be used to make an investment decision. The words ‘estimate,’ ‘possible’ and ’seeking’ and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks.

OptimizeRx Contact

Doug Baker, CFO

Tel (248) 651-6568 x807

dbaker@optimizerx.com

Media Relations Contact

Nicole Brooks, Innsena Communications

Tel (860) 800-2344

nicolebrooks@innsena.com

Investor Relations Contact

Ron Both, CMA

Tel (949) 432-7557

oprx@cma.team